Warrant Liabilities (Tables)	12 Months Ended
Dec. 31, 2023
Warrant Liabilities [Abstract]
Schedule of Fair Value of the Warrant Liabilities	The Group applied a Black-Scholes pricing model to estimate the fair value of the warrant liabilities. The significant inputs into the model are shown below.
Share price	USD 2.26
Exercise price / warrant	USD 4.00
Expected volatility	130.14%
Dividend yield	Nil
Expected term (years)	4.24 years
Annual risk-free interest rate	3.918%